Exhibit 4.1

COMMON COMMON INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS CUSIP 749607 10 7 RLI CORP. THIS CERTIFIES THAT SPECIMEN SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,OF THE PAR VALUE OF $I EACH, OF CERTIFICATE OF STOCK RLI transfer of which is registrable in the records of the Corporation upon surrender of this certificate properly endorsed by the appropriate person or persons. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation, and By Laws of the Corporation, each as from time to time amended which are hereby made a part hereof and to all of which the holder by acceptance hereof assents. This certificate is not valid, unless counter signed by the Transfer Agent and registered by the Registrar. Witness the facsimile seal, of the Corporation and the facsimile signatures of its duly authorized officers. Dated CORPORATE SECRETARY PRESIDENT WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE A 0777 NUMBER ZQ IS THE OWNER OF Corp., © SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION BY SHARES

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common TEN ENT –as tenants by the entireties JT TEN– as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF NOTICE: THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER Signature(s) Guaranteed By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.